                                                                     Exhibit 4.2
______________                                                      __________
|   NUMBER    |                                                     |  SHARES |
|             |                                                     |         |
| CF          |                                                     |         |
|_____________|                                                     |_________|


                       COLLEGIATE FUNDING SERVICES, INC.


                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
________________________________________________________________________________
                                                               CUSIP 19458M 10 8
                                  COMMON STOCK
THIS CERTIFIES THAT:






IS THE OWNER OF

________________________________________________________________________________
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF -------------------------COLLEGIATE FUNDING SERVICES, INC.----------------------
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                            COUNTERSIGNED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                 JERSEY CITY, NJ
                                                    TRANSFER AGENT AND REGISTRAR

                                   BY:
                                                              AUTHORIZED OFFICER

        (COLLEGIATE FUNDING SERVICES, INC. CORPORATE DELAWARE SEAL 2002)


/s/ Charles L. Terribile                       /s/ J. Barry Morrow
------------------------                       ---------------------------
    SECRETARY                                      CHIEF EXECUTIVE OFFICER

1400

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common                 UNIF GIFT MIN ACT -      CUSTODIAN
  TEN ENT - as tenants by the entireties                             -----------------------------
   JT TEN - as joint tenants with right of                           (Cust)               (Minor)
            survivorship and not as tenants                          under Uniform Gifts to Minors
            in common                                                     Act
                                                                             ---------------------
                                                                                 (State)

    Additional abbreviations may also be used though not in the above list.

      For Value Received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________
|                                       |
|_______________________________________|

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ADDRESS)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________________


                            ____________________________________________________
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.





THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE
BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER
AGENT NAMED ON THIS CERTIFICATE.
________________________________________________________________________________
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
________________________________________________________________________________
STOCK MARKET INFORMATION
www.stockinformation.com
               COLUMBIA FINANCIAL PRINTING CO., P.O. BOX 212, BETHPAGE, NY 11714

                                      1400